EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



Health Fitness Physical Therapy, Inc.
Minneapolis, Minnesota


We hereby consent to the use in this Form 8-K of our reports included herein dated March 27, 1997, relating to the financial statements of Isernhagen & Associates, Inc. and Isernhagen, LTD.

                                              VIRCHOW, KRAUSE & COMPANY, LLP
                                              /s/ Virchow, Krause & Company, LLP

Minneapolis, Minnesota
April 21, 1997